TREASURY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-02729
SERIES NO.:                 2

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Institutional Class                                       $    1,544
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Private Investment Class                                  $      151
           Personal Investment Class                                 $       26
           Cash Management Class                                     $    1,230
           Reserve Class                                             $       11
           Resource Class                                            $       67
           Corporate Class                                           $      495

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Institutional Class                                       $   0.0002
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Private Investment Class                                  $   0.0002
           Personal Investment Class                                 $   0.0002
           Cash Management Class                                     $   0.0002
           Reserve Class                                             $   0.0002
           Resource Class                                            $   0.0002
           Corporate Class                                           $   0.0002

74U.   1   Number of shares outstanding (000's Omitted)
           Institutional Class                                        7,421,136
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Private Investment Class                                     582,995
           Personal Investment Class                                    131,874
           Cash Management Class                                      6,226,591
           Reserve Class                                                106,228
           Resource Class                                               328,382
           Corporate Class                                            2,837,051

74V.   1   Net asset value per share (to nearest cent)
           Institutional Class                                       $     1.00
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Private Investment Class                                  $     1.00
           Personal Investment Class                                 $     1.00
           Cash Management Class                                     $     1.00
           Reserve Class                                             $     1.00
           Resource Class                                            $     1.00
           Corporate Class                                           $     1.00

GOVERNMENT TAXADVANTAGE PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-02729
SERIES NO.:                 7

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Institutional Class                                         $    222
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Private Investment Class                                    $      8
           Personal Investment Class                                   $      1
           Cash Management Class                                       $      7
           Reserve Class                                               $     --
           Resource Class                                              $      2
           Corporate Class                                             $      2

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Institutional Class                                         $ 0.0003
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Private Investment Class                                    $ 0.0003
           Personal Investment Class                                   $ 0.0003
           Cash Management Class                                       $ 0.0003
           Reserve Class                                               $ 0.0003
           Resource Class                                              $ 0.0003
           Corporate Class                                             $ 0.0003

74U.   1   Number of shares outstanding (000's Omitted)
           Institutional Class                                          744,536
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Private Investment Class                                      20,035
           Personal Investment Class                                      6,195
           Cash Management Class                                         31,551
           Reserve Class                                                  1,296
           Resource Class                                                 5,190
           Corporate Class                                                   10

74V.   1   Net asset value per share (to nearest cent)
           Institutional Class                                         $   1.00
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Private Investment Class                                    $   1.00
           Personal Investment Class                                   $   1.00
           Cash Management Class                                       $   1.00
           Reserve Class                                               $   1.00
           Resource Class                                              $   1.00
           Corporate Class                                             $   1.00

GOVERNMENT & AGENCY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-02729
SERIES NO.:                 8

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Institutional Class                                       $      981
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Private Investment Class                                  $       80
           Personal Investment Class                                 $        5
           Cash Management Class                                     $      190
           Reserve Class                                             $       51
           Resource Class                                            $       29
           Corporate Class                                           $      126

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Institutional Class                                       $   0.0002
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Private Investment Class                                  $   0.0002
           Personal Investment Class                                 $   0.0002
           Cash Management Class                                     $   0.0002
           Reserve Class                                             $   0.0002
           Resource Class                                            $   0.0002
           Corporate Class                                           $   0.0002

74U.   1   Number of shares outstanding (000's Omitted)
           Institutional Class                                        4,439,445
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Private Investment Class                                     358,378
           Personal Investment Class                                     48,699
           Cash Management Class                                        634,987
           Reserve Class                                                289,168
           Resource Class                                               144,336
           Corporate Class                                              835,534

74V.   1   Net asset value per share (to nearest cent)
           Institutional Class                                       $     1.00
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Private Investment Class                                  $     1.00
           Personal Investment Class                                 $     1.00
           Cash Management Class                                     $     1.00
           Reserve Class                                             $     1.00
           Resource Class                                            $     1.00
           Corporate Class                                           $     1.00

LIQUID ASSETS PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-02729                                          19635970
SERIES NO.:                16                                           2055258
                                                                       21691228

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Institutional Class                                      $    21,919
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Private Investment Class                                 $        70
           Personal Investment Class                                $        22
           Cash Management Class                                    $       409
           Reserve Class                                            $        25
           Resource Class                                           $        19
           Corporate Class                                          $     1,723

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Institutional Class                                      $    0.0012
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Private Investment Class                                 $    0.0002
           Personal Investment Class                                $    0.0002
           Cash Management Class                                    $    0.0005
           Reserve Class                                            $    0.0002
           Resource Class                                           $    0.0002
           Corporate Class                                          $    0.0009

74U.   1   Number of shares outstanding (000's Omitted)
           Institutional Class                                       18,679,985
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Private Investment Class                                     370,015
           Personal Investment Class                                    156,014
           Cash Management Class                                        744,216
           Reserve Class                                                175,811
           Resource Class                                                68,802
           Corporate Class                                            1,496,434

74V.   1   Net asset value per share (to nearest cent)
           Institutional Class                                      $      1.00
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Private Investment Class                                 $      1.00
           Personal Investment Class                                $      1.00
           Cash Management Class                                    $      1.00
           Reserve Class                                            $      1.00
           Resource Class                                           $      1.00
           Corporate Class                                          $      1.00

STIC PRIME PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-02729
SERIES NO.:                17

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Institutional Class                                       $    1,452
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Private Investment Class                                  $       85
           Personal Investment Class                                 $       55
           Cash Management Class                                     $      233
           Reserve Class                                             $        8
           Resource Class                                            $       25
           Corporate Class                                           $      136

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Institutional Class                                       $   0.0007
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Private Investment Class                                  $   0.0006
           Personal Investment Class                                 $   0.0006
           Cash Management Class                                     $   0.0006
           Reserve Class                                             $   0.0006
           Resource Class                                            $   0.0006
           Corporate Class                                           $   0.0006

74U.   1   Number of shares outstanding (000's Omitted)
           Institutional Class                                        2,012,510
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Private Investment Class                                     166,611
           Personal Investment Class                                     98,912
           Cash Management Class                                        451,188
           Reserve Class                                                 16,254
           Resource Class                                                27,011
           Corporate Class                                               68,522

74V.   1   Net asset value per share (to nearest cent)
           Institutional Class                                       $     1.00
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Private Investment Class                                  $     1.00
           Personal Investment Class                                 $     1.00
           Cash Management Class                                     $     1.00
           Reserve Class                                             $     1.00
           Resource Class                                            $     1.00
           Corporate Class                                           $     1.00

TAX-FREE CASH RESERVE PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2013                                            771787
FILE NUMBER :       811-02729
SERIES NO.:                18

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Institutional Class                                         $    310
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Private Investment Class                                    $     35
           Personal Investment Class                                   $      2
           Cash Management Class                                       $     52
           Reserve Class                                               $     18
           Resource Class                                              $      8
           Corporate Class                                             $     24

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Institutional Class                                         $ 0.0006
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Private Investment Class                                    $ 0.0006
           Personal Investment Class                                   $ 0.0006
           Cash Management Class                                       $ 0.0006
           Reserve Class                                               $ 0.0006
           Resource Class                                              $ 0.0006
           Corporate Class                                             $ 0.0006

74U.   1   Number of shares outstanding (000's Omitted)
           Institutional Class                                          516,162
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Private Investment Class                                      52,446
           Personal Investment Class                                      4,781
           Cash Management Class                                        107,925
           Reserve Class                                                 32,804
           Resource Class                                                 8,295
           Corporate Class                                               31,450

74V.   1   Net asset value per share (to nearest cent)
           Institutional Class                                         $   1.00
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Private Investment Class                                    $   1.00
           Personal Investment Class                                   $   1.00
           Cash Management Class                                       $   1.00
           Reserve Class                                               $   1.00
           Resource Class                                              $   1.00
           Corporate Class                                             $   1.00